MERK HARD CURRENCY FUND

Supplement dated November 12, 2019 to the Statement of Additional Information (“SAI”)
dated August 1, 2019

Appendix D in the SAI is hereby deleted in its entirety and replaced with the following:

MERK INVESTMENTS LLC
INVESTMENT ADVISER POLICIES & PROCEDURES MANUAL
Proxy Voting

I.	Introduction

Due to the nature of Merk’s investment strategies, the firm historically has not received proxies for voting. However, the Firm has adopted the following policies in the event it receives a proxy.

Merk Investments exercises its voting authority with a goal of maintaining or enhancing shareholder value of the companies in which it has invested Client assets. Unless a Client specifically reserves the right, in writing, to vote its own proxies, Merk Investments will vote proxies in accordance with its proxy voting policy. Merk Investments is committed to minimizing conflicts of interest when voting proxies on behalf of Clients and strives to ensure that proxies are voted in the best interests of Clients, including investors in Pooled Vehicles. Merk Investments has adopted the following:

•
For routine matters, as the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where Merk Investments assesses that it is not in the best interests of Clients and investors.

•	For non-routine matters, such proposals should be examined on a case-by-case basis.

•
Merk Investments may abstain from voting a proxy if such vote cannot be cast with commercially reasonable efforts or if Merk Investments deems it to be in the best interest of the Clients and investors to abstain from voting a proxy.

•	Merk Investments may choose to abstain from voting for routine matters when it agrees with the recommendation of the issuer's management.

II.	Responsibility

The Chief Compliance Officer has the responsibility for monitoring compliance with our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

III.	Procedure

As a general rule, conflicts of interest will be resolved by Merk Investments voting in accordance with its proxy voting policy when: Merk Investments manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Merk Investments also own stock; a Supervised Person or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in a Client’s account; or Merk Investments has a material relationship with a corporation whose securities are the subject of the proxy.
If Merk determines that it has a conflict of interest with respect to voting proxies on behalf of the Merk Mutual Funds, the CIO or CCO shall contact the Chairman of the Board of Forum Funds to seek their voting recommendation. Merk shall vote the proposal according the determination of the Board and maintain records relating to this process.
Clients that wish to obtain information on how specific proxies were voted, or a copy of Merk Investments’ proxy voting policy, may contact the Chief Compliance Officer.
IV.	Recordkeeping

Merk shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
•	These policies and procedures and any amendments;

•	Each proxy statement that the Firm receives;

•	A record of each vote that the Firm casts;

•	Any documents prepared by the Firm that were material to making a decision how to vote proxies, or that memorializes the basis of that decision.

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For more information, please contact a Fund customer service representative toll free at
(866) MERK FUND or (866) 637-5386.

PLEASE RETAIN FOR FUTURE REFERENCE.